UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2006
NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois		60555

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (630) 753-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
     On September 13, 2006, Navistar International Corporation (the “company”) issued a press release, which is attached as Exhibit 99.1 to this Report and incorporated by reference herein, providing an update on the company’s strategies and achievements, along with an outlook for 2006.
     The company also announced that certain executives of the company will hold a conference call with analysts on Wednesday, September 13, 2006 at 10:00 AM CDT to review third quarter operating metrics as well as provide an update on the ongoing restatement process. The call can be accessed via the company’s Web site, www.internationaldelivers.com and clicking on the link on the investor relations page. Investors are advised to log on to the company’s Web site at least 15 minutes prior to the start of the Web cast to allow sufficient time for downloading any necessary software. Copies of the slides containing financial and operating information to be used as part of the conference call are attached as Exhibit 99.2 to this Report and incorporated by reference herein, and will be available to investors on the investor relations page of the company’s Web site prior to the start of the Web cast. The Web cast will be available for replay at the same Web address within 24 hours following its conclusion and will be available until midnight December 7, 2006.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following Exhibits shall not be deemed filed under the Securities Exchange Act of 1934, as amended.
     (d) Exhibits

Exhibit No.	Description	Page
99.1	Press Release dated September 13, 2006	E-1

99.2	Slide Presentation for the web cast to be held on September 13, 2006	E-7

Forward Looking Statements
Information provided and statements contained in the presentation that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of the presentation and the company assumes no obligation to update the information included in the presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company’s other liquidity sources, to repay any amounts due should any of the company’s debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company’s future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006. In addition, until the previously announced review by the company of its accounts is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and period resulting from such review, if any, nor can there be any assurance that additional adjustments to the financial statements of the company will not be identified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NAVISTAR INTERNATIONAL CORPORATION
                              Registrant

Date: September 13, 2006	/s/William A. Caton
William A. Caton
Executive Vice President and Chief Financial Officer